Exhibit 99.B(16)

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Intermediate Bond Portfolio	Proposed reorganization of ING Bond Portfolio with and into ING Intermediate Bond Portfolio

ING Intermediate Bond Portfolio	Proposed reorganization of ING PIMCO Total Return Bond Portfolio with and into ING Intermediate Bond Portfolio

ING Investors Trust	Proposed reorganization of ING American Funds World Allocation Portfolio with and into ING Global Perspectives Portfolio

ING Partners, Inc.	Proposed reorganization of ING American Funds Asset Allocation Portfolio with and into ING Invesco Equity and Income Portfolio

ING Variable Portfolios, Inc.	Proposed reorganization of ING American Funds International Portfolio with and into ING International Index Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of October 22, 2013, and shall be deemed an original.

/s/Shaun P. Mathews
Shaun P. Mathews
Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Intermediate Bond Portfolio	Proposed reorganization of ING Bond Portfolio with and into ING Intermediate Bond Portfolio

ING Intermediate Bond Portfolio	Proposed reorganization of ING PIMCO Total Return Bond Portfolio with and into ING Intermediate Bond Portfolio

ING Investors Trust	Proposed reorganization of ING American Funds World Allocation Portfolio with and into ING Global Perspectives Portfolio

ING Partners, Inc.	Proposed reorganization of ING American Funds Asset Allocation Portfolio with and into ING Invesco Equity and Income Portfolio

ING Variable Portfolios, Inc.	Proposed reorganization of ING American Funds International Portfolio with and into ING International Index Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of October 22, 2013, and shall be deemed an original.

/s/Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWERS OF ATTORNEY

The undersigned Directors/Trustees, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Trustee, and in the name of such undersigned Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
ING Intermediate Bond Portfolio	Proposed reorganization of ING PIMCO Total Return Bond Portfolio with and into ING Intermediate Bond Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of October 22, 2013 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/Russell H. Jones
Colleen D. Baldwin	Russell H. Jones
Director/Trustee	Director/Trustee

/s/ John V. Boyer	/s/Patrick W. Kenny
John V. Boyer	Patrick W. Kenny
Director/Trustee	Director/Trustee

/s/Patricia W. Chadwick	/s/Joseph E. Obermeyer
Patricia W. Chadwick	Joseph E. Obermeyer
Director/Trustee	Director/Trustee

/s/Albert E. DePrince, Jr.	/s/Sheryl K. Pressler
Albert E. DePrince, Jr.	Sheryl K. Pressler
Director/Trustee	Director/Trustee

/s/Peter S. Drotch	/s/Roger B. Vincent
Peter S. Drotch	Roger B. Vincent
Director/Trustee	Director/Trustee

/s/J. Michael Earley
J. Michael Earley
Director/Trustee